Investor Presentation December 2021 Exhibit 99.1

| 2NYSE: TPL This presentation has been designed to provide general information about Texas Pacific Land Corporation and its subsidiaries (“TPL” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement this presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein. Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law. Industry and Market Data The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this presentation is based on TPL’s good faith estimates, which are derived from TPL’s review of internal sources as well as the third party sources described above. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Forward-looking Statements This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL’s beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see TPL’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which the Company’s common stock will trade, and such securities may not trade at prices that may be implied herein. TPL’s forecasts and expectations for future periods are dependent upon many assumptions, including the drilling and development plans of our customers, estimates of production and potential drilling locations, which may be affected by commodity price declines, the severity and duration of the COVID-19 pandemic and related economic repercussions or other factors that are beyond TPL’s control. These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Non-GAAP Financial Measures In addition to amounts presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation includes certain supplemental non-GAAP measurements. These non-GAAP measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. In this presentation, TPL utilizes earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA and free cash flow (“FCF”). TPL believes that EBITDA, Adjusted EBITDA and FCF are useful supplements as an indicator of operating and financial performance. EBITDA, Adjusted EBITDA and FCF are not presented as an alternative to net income and they should not be considered in isolation or as a substitute for net income. See Appendix for a reconciliation of these non-GAAP measures to net income, the most directly comparable financial measure calculated in accordance with GAAP. Disclaimer

| 3NYSE: TPL The Permian Basin “ETF” NYSE: TPL $ $ $ ~21 Years Inventory Below $40/bbl Breakeven(4) Performance Through the Cycle $303 Million 2020 Revenue ~190% Production Growth since 2018(3) Balance Sheet Strength(1) No Debt Cash Balance of $373 Million $200mm+ Dividends Paid in 2020 17 Year History of Increasing Dividends ~23,700 Core Permian Net Royalty Acres(2) ~880,000 Surface Acres Diversified Revenue Streams: Royalties, Water, and Surface 100% Texas Permian Exposure Source: Company data and Enverus. (1) Balance sheet as of 9/30/21. (2) Net royalty acres defined as gross royalty acres (533,260) in-basin multiplied by the average royalty per acre (4.4%). (3) Increase in daily average net well production from 1Q’18 to 3Q’21. (4) Based on total inventory with a breakeven oil price less than $40/bbl divided by 2020 average net spud count. (5) As of 9/30/21 per Enverus and internal TPL estimates. Robust Inventory(5) of 508 DUCs and 462 Permits “2nd Best Year in TPL History” $

| 4NYSE: TPL An Unmatched Oil and Gas Investment Source: FactSet . (1) Based on FactSet compounded total shareholder return from October 2011 to September 2021. (Composite) WTI Oil S&P Oil & Gas E&P Index 10-year Average Annual Total Return(1) -4% -1% 17% 21% 43%

| 5NYSE: TPL 64%6% 30% Unique Exposure to Full Permian Development Chain  Ownership of right of way  Ownership of groundwater and subsurface injection rights  High margins with no capital Surface Provides ease of access TPL Business Overview Business Flow Overview Maximize Surface Ownership to Operate Profitable Water Business that Facilitates Development of Royalty Acreage Royalties  Assets located in the core of the Permian  No capex or opex burden for organic production and cash flow growth  Real ownership of assets underlying cash flow generation  Demand for water disposal services and locations on TPL surface has significantly out-paced the rest of the Permian Water  Provides operational solutions across sourcing and disposal  Disposal comprises significant portion of operator LOE  Royalty stream with limited capex requirements to capture additional value = Land and Resource Management = Water Services and Operations Reporting Segments: Royalties ■ TPL owns an average 4.4% revenue interest across ~533,260 gross royalty acres in the Permian Basin SLEM ■ TPL surface generates multiple income streams from Oil & Gas activities, Renewables, Grazing and Hunting leases TPWR ■ TPWR provides brackish and treated water for well completions and facilitates produced water disposal 3Q21 TPL Revenue $124mm Allows continued development Source: Company data. Water Royalties SLEM

| 6NYSE: TPL 21% 11% 8% 12%8% 2% 8% 7% 3% 2% 3% 15% 38.8% 21.6% 19.5% 11.1% 9.0% Net Wells(3): 62.4 Royalty Interest Overview Land and Resource Management Net Royalty Position and Rigs Running on Core TPL Acreage Source: Company data, and Enverus data as of 9/30/21. Note: Rigs on TPL based on intersect of well-lateral centroid on TPL Royalty Acreage DSUs. Rig counts include active Horizontal, Directional and Unclassified rigs per Enverus Rig Analytics. (1) Based on 754,080 combined surface and gross royalty acres and 441,013 gross royalty only acres. (2) Net royalty acres defined as gross royalty acres (~533,260) multiplied by the average royalty per acre (4.4%) as of 3Q’21. (3) Includes net 45.5 PDP, 7.8 DUCs, 1.9 Completed and 7.3 Permitted wells (represents only horizontal locations). NRA(2): ~23,700 Net Royalty Acres Distribution Key Operators with a Permian Focus Other Northern Delaware Southeast Delaware Southwest Delaware Midland Other Royalty Acreage (~533,260 Gross Royalty Acres / ~23,700 Net Royalty Acres) Combined Royalty & Surface Acreage (63% of NRA(1)) Active Rigs on TPL Royalty (35 Rigs – 20 Delaware, 15 Midland) Active Permian Rigs (259 Rigs – 132 Delaware, 117 Midland) Surface Acreage (~880,000 acres)

| 7NYSE: TPL High Margin, Fixed-fee Revenue Streams Strong Performance Through Commodity Price Fluctuations$249 $196 $173 $91 $91 $47 $41 $28 $24 $17 $11 $9 $9 $8 $5 $4 $3 $2 $2 $1 Ex xo n C he vr on Sh el l BP C on oc o EO G Pi on ee r O cc id en ta l D ev on D ia m on db ac k M ar at ho n C ot er ra O vi nt iv Ap ac he PD C M at ad or SM E ne rg y C al lo n C en te nn ia l La re do BT A C ro w nq ue st D E3 D is co ve ry En de av or Fa sk en Fo ur C or ne rs H un t Le ga cy M ew bo ur ne Sa bi na l Sa bl e Se qu itu r Sh er id an Su rg e Exposed to Diverse Client Base Required to Utilize TPL Surface / Water Source: Company data and Bloomberg as of 9/30/21. (1) Relationships established through surface operations and/or water sourcing / produced water. Existing Relationship with TPL(1) Other Permian Operators Drill on TPL NRA TPL has Existing Relationships with Over 85% of the Top E&P and also Blue-Chip Midstream Companies E&P Companies on TPL Midstream Companies on TPL Market Cap (in $ billions) as of 9/30/2021 Permian Private Operators

| 8NYSE: TPL 76% 24% 78% 22% $40 $80 $160 $234 $188 $199 3.3 5.1 8.8 13.7 16.2 17.5 (1.0) 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 17.0 19.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 2016 2017 2018 2019 2020 YTD 3Q21 Free Cash Flow Net Production (mboe/d) Source: Company data. Note: Free Cash Flow and Adjusted EBITDA are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income. Land and Resource Management values inclusive of land-related surface and easement income. Water Services and Operations values inclusive of water-related surface and easement income. Business Segments Overview A d ju st ed E B IT D A YTD 3Q21 ~$199mm Fr ee C as h F lo w ~$258mm Production and Free Cash Flow Growth ($ in millions, unless specified) Water Services and Operations Land and Resource Management Water Services and Operations Land and Resource Management

| 9NYSE: TPL History of TPL Source: Company data. (1) A fixed 1/16 NPRI was reserved under all lands held by the primary term of an oil and gas lease and a fixed 1/128 NPRI under all lands held by production. (2) TPWR is a 100% wholly owned subsidiary of TPL. 1871 - 1888 1889 - 2010 2011 - Present Texas & Pacific Railway bankruptcy leads to the formation of Texas Pacific Land Trust, where all land assets were placed. 1888 Texas and Pacific Abrams #1 becomes the first well to produce oil from the Permian Basin, and a few years later, the first oil pipeline is built in the basin. 1920’s The mineral estate under TPL’s land was spun-off to its shareholders under a new company named TXL Oil. TPL reserved an NPRI under certain tracts of land(1). 1954 Texaco purchased TXL Oil which at the time held over 2 million undeveloped acres in west Texas. 1962 Rapid development across much of TPL’s acreage leads to increased royalty revenues for the Trust. 2015 Chevron acquired Texaco for $36 billion, and now performs as an operator across a large portion of TPL’s Permian position. 2001 Conversion Committee formed to evaluate if the Trust should convert into a C-corporation. 2019 Texas & Pacific Railway is created and was granted ~3.5 million acres of land from the State of Texas. 1871 The Permian Basin begins to grow production as unconventional development unlocks tremendous additional reserves. 2010’s TPL announces formation of Texas Pacific Water Resources LLC (“TPWR”)(2). 2017 TPL listed on NYSE. TPL is among the few Depression Era companies that continue trading today, almost a century later. 1927 $ TPL’s reorganization to a C-Corp is completed 2021

| 10NYSE: TPL Key Investment Highlights Sustained Profitability and Pristine Balance Sheet Focus on Return On and Of Capital ETF of the Permian Basin Performance Through the Cycle ■ Largest royalty company with 100% of acreage located in Texas Permian Basin ■ Three high-margin revenue streams linked to the development intensity of the Permian – multiple “ways to win” ■ Unparalleled position consisting of ~23,700 net royalty acres (“NRAs")(2) and ~880,000 surface acres ■ TPL interest is focused in the Delaware where rig count represents ~28% of total horizontal rigs across the U.S. ■ Despite challenged oil and gas markets, TPL returned over $200mm to shareholders during 2020 ■ Most recent quarterly dividend of $2.75/share ■ Announced stock repurchase program up to an aggregate $20 million through YE2021 ■ Robust YTD 3Q’21 Adjusted EBITDA(1) margin of 85% ■ No capex for organic royalty or land business growth; minimal for water ■ No debt and cash balance of ~$373 million as of 3Q’21 ■ Significant undeveloped potential: only ~11% of royalty acreage is developed with ~21,400 gross undeveloped locations(3) ■ High concentration in what TPL believes is best part of Permian, with ~21 years of inventory under $40/bbl breakeven(4) ■ Water business continues to capitalize on opportunities to expand market share leading to future long-term growth ■ Surface in frontier areas provides upside as development core expands with enhanced D&C and technology Source: Company data, FactSet and Enverus as of 9/30/21. (1) See Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. (2) Net royalty acres defined as gross royalty acres (~533,260) multiplied by the average royalty per acre (4.4%). (3) As of 9/30/21 per Enverus and TPL internal estimates. Gross drilling locations based on an average lateral length of 6,930 as per the expected DSU. (4) Based on total inventory with a breakeven oil price less than $40/bbl divided by average 2020 net spud count. Synergistic Business Segments ■ Ownership of surface provides right-of-way for continued development across TPL’s footprint ■ Rights to water and ability to promote operational solutions promotes further growth of the royalty business ■ Upside exposure to water disposal revenues as Delaware Basin production growth persists Significant Upside ■ ~$108 million in Adjusted EBITDA(1) for 3Q’21 was the highest in company history ■ ~17.5 mboe/d YTD 3Q’21 average daily royalty production ■ ~$303 million in total revenue for YE2020 - second highest in company history ■ ~$51 million in 2020 revenue from disposal royalties and water related easements – highest in company history

| 11NYSE: TPL 0 1,000 2,000 3,000 4,000 5,000 $0 $50 $100 $150 $200 $250 $300 1Q 16 2Q 16 3Q 16 4 Q 16 1Q 17 2Q 17 3Q 17 4 Q 17 1Q 18 2Q 18 3Q 18 4 Q 18 1Q 19 2Q 19 3Q 19 4 Q 19 1Q 20 2Q 20 3Q 20 4 Q 20 1Q 21 2Q 21 3Q 21 C u m u lative H orizon tal W ell C ou n t Sin ce 20 16 (3) C u m u la ti ve S LE M R ev en u e si n ce 2 0 16 (2) SLEM Revenue Well Count Extensive position allows our surface to benefit from development occurring on and adjacent to TPL land  Since 2018, SLEM revenue has represented ~17% of total TPL revenues(1)  Generates majority of its surface revenue from easements related to pipeline infrastructure  Generates lease and material (caliche) sale revenues in addition Majority of easements have 30+ year term but subsequently renew every ten years with an additional payment (initial fee plus ~15%) Generates Multiple Long-Term Income Streams with No Opex TPL Has Averaged ~$60,000 in SLEM Revenue for Every Well Drilled On and Surrounding its Core Permian Surface Position The TPL Surface Position Can’t be Replicated Amongst Royalty and Water Companies ~880,000 Surface Acres With a Concentration in Core Permian Areas Surface procurement TPL Caliche Pad E&P Lease Road to Operations on non-TPL Surface TPL Caliche Pit E&P Oil & Gas Facility on TPL Surface Solar Farm on TPL Surface TPL Caliche Pad TPL Caliche Pad SWD on non-TPL Surface Non-TPL Surface Acreage TPL Surface SWD on TPL Surface E&P Oil & Gas Facility on non-TPL Surface The picture can't be displayed. The picture can't be displayed. The picture can't be displayed. TPL SLEM Revenue Tracks the Region’s Well Count Source: Company data and Enverus. (1) Total revenue adjusted to exclude one-time land swap of $22mm in 2019 and one-time land / royalty sales of $100mm and $19mm in 2019 and 2018, respectively. (2) SLEM revenue represents TPL’s cumulative easements and other surface related income from 1/1/16 through 9/30/21 for Land and Resource management segment. (3) Cumulative horizontal well count per Enverus in TPL’s Northern Delaware Region (~950,000 acres) and TPL’s Midland Region (~250,000 acre region around TPL’s surface in East Ector, Midland, Upton and Glasscock Counties). Surface Leases, Easements and Material Sales (“SLEM”)

| 12NYSE: TPL Water Resources Asset Overview Water Services and Operations Source: Company data and RSEG. Note: TPL does not operate any water disposal wells. (1) Water oil ratio (“WOR”) defined as the ratio of 12-month cumulative water production to 12-month cumulative oil production. (2) Revenue received both on and off TPL surface based on existing contracts. Disposed Water Volume Growth Sustained by Highest WOR Areas Sourced Water Business Driven by High Fluid Intensity Areas UpdateSalt Water Disposal Wells TPL Water Sourcing Infrastructure Water Oil Ratio(1) 4:1

| 13NYSE: TPL $0 $10 $20 $30 $40 $50 $60 $70 $80 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Produced water royalties ($mm) WTI Cushing ($/bbl) Growth Strategy and Competitive Advantage Water Services and Operations Produced Water Royalties Stability Through the Cycle Significant Acreage Dedicated to TPL Disposal Royalties Source: Company data and FactSet. ($ in millions) Royalty Based Business Model Captures Increased Disposal Volumes in Northern Delaware Focus Area Despite 2020’s challenging back drop of COVID-19 and oil price weakness, TPL’s produced water royalty business generated its highest ever annual revenue ■ Current and future wells drilled within TPL’s ~450,000-acre dedication provide a significant base for disposal royalty growth in the future ■ In addition, TPL collects royalties on significant disposal volumes that are produced outside the contracted acreage but brought into TPL’s associated systems for disposal providing additional growth opportunities in the future LEAEDDY Over 70% or ~450,000 acres in TPL’s core northern Delaware region is dedicated to systems where TPL has disposal royalties Core N. Delaware Region ~610,000 acres TPL Surface Acreage ~245,000 acres Strong YTD 3Q21 performance

| 14NYSE: TPL 0% 5% 10% 15% 20% 25% 30% 35% 40% – 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Jan-18 Jul-18 Jan-19 Aug-19 Feb-20 Sep-20 Mar-21 Sep-21 TPW R C apture R ate C om pl et io ns V ol um es (m bb ls / da y) Northern Delaware Region Volumes (Estimated) TPL Nothern Delaware Volumes (Actuals) 0% 10% 20% 30% 40% 50% 60% – 500 1,000 1,500 2,000 2,500 3,000 3,500 Jan-18 Jul-18 Jan-19 Aug-19 Feb-20 Sep-20 Mar-21 Sep-21 TPW R C apture R ate Pr od uc ed V ol um es (m bb ls / da y) Northern Delaware Region Volumes (Estimated) TPL Northern Delaware Volumes (Actuals) Source: Company data and Enverus as of 9/30/21. Note: Northern Delaware Region is defined as approximately 1,400,000 acres surrounding TPL’s Northern Delaware Surface position including ~900,000 acres in Texas and ~500,000 acres in Southern New Mexico. Capture rate defined as TPL volumes as a percentage of total volumes in the Northern Delaware Region. Regional water volumes based on Enverus estimated WOR, historic oil production and Enverus oil type curves. Historic volumes represent horizontal wells drilled since TPWR formation in Jun. 2017. In our Northern Delaware Region since our last presentation released in February 2020, approximately 200 completion records occurring in 2018 and 2019 were backfilled via state and Enverus data sources. This update has resulted in a lower reported capture rate for TPL sourced water during historic periods. (1) TPL data is the average for 3Q21; Regional produced water volumes based on Enverus estimated water production from wells drilled since TPWR formation (Jun. 2017) shown through 3Q’21 based on available data. (2) TPL data is the average sourced + treated volumes for 3Q21. Regional sourced /treated water demand based on Enverus reported well fluid intensity volumes for wells completed in the Northern Delaware Region shown through 3Q’21 based on available data. TPL is a Market Leader for Water in the Northern Delaware Water Services and Operations Delaware Produced Water Volumes of ~1,430 mbbls/d at ~$0.11/bbl(1) Total Produced Water Volumes of ~1,520 mbbls/d at ~$0.11/bbl(1) Delaware Sourced Water Volumes of ~310 mbbls/d at ~$0.54/bbl(2) Total Sourced Water Volumes of ~455 mbbls/d at ~$0.52 / bbl(2) Provides Irreplaceable Additional Upside as Aquifer Runs Underneath TPL Land Royalty Based Business Model Captures Increased Sourcing and Disposal Volumes in Northern Delaware Focus Area (1) 2019 Average Capture Rate TPL’s Established Footprint Allows Optionality with SWD Operators to Negotiate Increased Economics (2) 2018 Average Capture Rate 2020 Average Capture Rate 2019 Average Capture Rate 2018 Average Capture Rate 2020 Average Capture Rate Over 40% capture rate for YTD 2021 ~30% capture rate for YTD 2021 Winter Storm Impact YTD 2021 Average Capture Rate 2021 Average Capture Rate

| 15NYSE: TPL 0.3 0.4 0.6 1.1 1.8 2.1 2.3 2015 2016 2017 2018 2019 2020 YTD 3Q21 $55 $63 $145 $245 $302 $239 $258 2015 2016 2017 2018 2019 2020 YTD 3Q21 Summary of Financials Source: Company data. Note: Revenue was restated retrospectively upon adoption of new revenue recognition guidance on 1/1/18. CAGR defined as the compounded annual growth rate from 2015 to 2020. See Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. (1) Calculated as average daily net production during the year divided by the average number of shares outstanding during year. Net Production per Share(1) Adjusted EBITDA ($ in millions) 95% 95% 94% 87% 85%Margin: Capex by Business Segment ($ in millions) (mboe/d per mm sub-share certificates) 82% TPL estimates an additional $3 - $5 million of Water capex for remainder of 2021 79% Water Service and Operations Land and Resource Management $1 $3 $2 $5 $18 $45 $31 $5 $7 $19 $48 $33 $5 $14 - $16 2017 2018 2019 2020 2021E

| 16NYSE: TPL $2.0 $2.0 $4.3 $2.2 $2.4 $2.5 $10.7 $31.6 $46.6 $64.0 $10.7 $16.0 $20.2 $25.2 $23.0 $28.8 $33.1 $34.2 $38.4 $4.3 $11.2 $12.7 $18.0 $24.5 $25.2 $25.2 $31.2 $35.6 $44.9 $70.0 $50.9 $201.7 $79 $95 $94 $98 $93 $49 $43 $51 $65 $57 $39 $65 – $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 – $50.0 $100.0 $150.0 $200.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 3Q 2021 Dividends Share Repurchases Average WTI Price Return of Capital to Shareholders Source: Company data and FactSet (1) Dividends for 2012 includes $2.2 million of dividends for 2013 which were paid in the fourth quarter of 2012. Cumulative Return of Capital ($ in millions, except average WTI prices) (1) (1)

| 17NYSE: TPL An Unmatched Oil and Gas Investment Source: FactSet. (1) Based on FactSet compounded total shareholder return from October 2011 to September 2021. Sustained Profitability and Pristine Balance Sheet Focus on Return On and Of Capital ETF of the Permian Basin Significant Upside Synergistic Business Segments Performance Through the Cycle Summary Investment Highlights (Composite) WTI Oil S&P Oil & Gas E&P Index 10-year Average Annual Total Return(1) -4% -1% 17% 21% 43%

Appendix

| 19NYSE: TPL TPL Revenue Streams Through the Life Cycle of a Well Surface and Royalty Ownership Allow Steady Revenue Generation Through the Entire Life Cycle of Oil & Gas Development ■ Infrastructure for oil & gas development Initial Development Phase Drilling and Completion Phase Production Phase Typical Activities TPL Revenue Sources ■ Fixed fee payments for use of TPL’s surface to build infrastructure ■ Sale of materials (caliche) used in the construction of infrastructure ■ Sourced / Treated water volumes(1) ■ Development of gathering, transportation and processing infrastructure ■ Fixed price per barrel for providing brackish groundwater and / or treated produced water ■ Fixed fee payments for the use of TPL’s surface for a variety of midstream infrastructure requirements ■ Significant produced water volumes (gathering, treating and reuse, and disposing back into the ground) ■ Royalty interest on the oil & gas produced ■ Royalty per barrel (injection fee) for allowing saltwater disposal (SWD) on TPL lands Majority of Stable Revenue Streams are Royalty, or Fixed-Fee Payments, with Limited-to-No Capital Expenditure Burden 1 2 = Land and Resource Management = Water Services and Operations 3 (1) Sourced and Treated water is water used for oil and gas development (i.e. drilling and completions).

| 20NYSE: TPL Well Positioned Assets Attract Increasing Development Focus Land and Resource Management Source: Company data and Enverus. Note: TPL production growth giving effect to our portfolio of ~23,700 net royalty acres in the Permian Basin as of 9/30/21 as if it had been owned since 1/1/14. (1) DUCs considered to be all wells awaiting completion. DUC values shown as of period end date. Horizontal wells only. Average Net Production (mboed) Gross DUC Inventory(1) Near-term Royalty Production is Supported by Robust DUC Inventory Held by Well Capitalized E&P Operators 1.7 2.7 3.3 5.1 8.8 13.7 16.2 17.5 2014 2015 2016 2017 2018 2019 2020 YTD 3Q21 71 107 121 319 362 486 531 508 2014 2015 2016 2017 2018 2019 2020 3Q21

| 21NYSE: TPL 0% 20% 40% 60% 80% 100% 120% 1 626 1,251 1,876 2,501 3,126 3,751 4,376 5,001 5,626 6,251 6,876 7,501 8,126 8,751 9,376 10,001 10,626 11,251 11,876 12,501 13,126 13,751 14,376 15,001 15,626 16,251 16,876 17,501 18,126 18,751 19,376 W el lh ea d BT ax IR R $0 $10 $20 $30 $40 $50 $60 $70 1 626 1,251 1,876 2,501 3,126 3,751 4,376 5,001 5,626 6,251 6,876 7,501 8,126 8,751 9,376 10,001 10,626 11,251 11,876 12,501 13,126 13,751 14,376 15,001 15,626 16,251 16,876 17,501 18,126 18,751 19,376 W el lh ea d PV -1 0 Br ea ke ve n ($ /b bl ) Significant Undeveloped Resource in Core Areas Land and Resource Management TPL Inventory by Breakeven to Working Interest Operator TPL Inventory by IRR to Working Interest Operator(2) Source: Company data and Enverus. Note: Enverus assumes no differential for oil and NGL, a $0.70 differential for gas, and NGL pricing at 25% of WTI. Excluding areas to be considered outside of basin. Excludes DUCs and Permits. Not showing locations with negative IRRs. (1) Based on total inventory with a breakeven oil price less than $40/bbl divided by 2020 average net spud count. (2) IRRs calculated at a flat price of $55.00/bbl and $2.75/mcf of oil and gas respectively. Northern Delaware Southeast Delaware Southwest Delaware Midland ~21 years of inventory life based on 2020 average net spud rate with breakevens under $40/bbl(1) ~21 years of inventory life based on 2020 average net spud rate with IRRs of greater than 38% Drilling locations Drilling locations 0 1,948 3,897 5,84 7,794 9,742 1,690 1 ,639 15,587 17,536 19,484 0 1,948 3,897 5,845 7,794 9,742 11,690 13,639 15,587 17,536 19,484

| 22NYSE: TPL 68% 30% 2% 6% 7% 27% 5% 8% 13% 1% 33% 64% 21% 14% 1% 8% 14% 16% 5% 9%4% 19% 25% 76% 15% 6% 3% 3% 19% 31% 5% 6% 7% 7% 22% Summary of Highest-Visibility Inventory Land and Resource Management Source: Company data and Enverus. Note: Permian Basin horizontal locations only as of 9/30/21. (1) Permitted well conversion rate based on wells permitted from 10/1/19 through 9/30/20 and then drilled through 9/30/21. (2) DUC well conversion rate based on wells drilled from 10/1/19 through 9/30/20 and then completed through 9/30/21. (3) Completed well conversion rates based on wells completed between 10/1/19 and 9/30/20. (4) DUCs considered to be all wells awaiting completion. Highest-Visibility Inventory with Top Operators Validates TPL’s Near-Term Production Outlook Other Northern Delaware Other Midland Southeast Delaware Southwest Delaware 100% NRI Permitted Wells ~70% of Permits are drilled within 6 months(1) ~77% of Permits are drilled within 12 months(1) Permitted Wells: 7.3 100% NRI DUC Wells ~21% of DUCs are completed within 6 months(2) ~60% of DUCs are completed within 12 months(2) DUC Wells(4): 7.8 100% NRI Completed Wells ~96% of Completed Wells are listed as producing within ~1 month(3) Completed Wells: 1.9 N R I b y O p er at or N R I b y R eg io n Permitted Wells: 7.3 Completed Wells: 1.9 DUC Wells(4): 7.8

| 23NYSE: TPL Average Additional Total PDP + Total Gross Undeveloped PDP + Total Average Lat. Sub-region NRI NRA DSUs PDP Completed DUCs Permits Undeveloped Locations Locations Resource (Mmboe) Locations / DSU Length (ft.) Northern Delaware 2.3% 9,206 510 1,426 80 253 259 9,973 10,565 11,991 17,136 24 6,312 Southeast Delaware 2.1% 2,126 102 123 3 51 22 828 904 1,027 653 10 6,553 Southwest Delaware 3.0% 5,112 132 7 – 6 9 1,856 1,871 1,878 1,967 14 5,336 Delaware 2.4% 16,444 744 1,556 83 310 290 12,657 13,340 14,896 19,756 20 6,205 Midland 0.5% 2,640 344 1,031 113 197 171 6,836 7,317 8,348 5,728 24 8,483 Other 1.8% 4,631 128 73 1 1 1 754 757 830 337 6 6,054 Total 1.7% 23,715 1,216 2,660 197 508 462 20,247 21,414 24,074 25,821 20 6,975 Other: 754 Midland: 6,836 Southwest Delaware: 1,856 Southeast Delaware: 828 Northern Delaware: 9,973 Summary of Full Inventory Land and Resource Management Total Gross Locations Undeveloped Gross Locations Source: Company data and Enverus. Note: Permian Basin horizontal locations only, shown on a gross location basis. 1,943 vertical wells excluded. Other areas include Eastern Shelf, Western Delaware, and Central Basin Platform. Proved developed locations inclusive of PDP locations and completed locations. (1) Calculated as 100% Net Royalty Acres divided by DSU Acres. (2) Net royalty acres defined as gross royalty acres (533,260) multiplied by the average royalty per acre (4.4%). (3) As of 9/30/21 per Enverus. DUCs considered to be all wells awaiting completion. (4) Gross undeveloped resource is based on average EUR for each sub-region multiplied by the total location count in the sub-region grossed up by weighted average lateral length for region compared to Enverus type curve, which is normalized to 7,500’ ft. well. Additional volumes from vertical wells not captured in gross undeveloped resource. Established Production Base Grounded in Conservative Assumptions High Near-Term Cash Flow Outstanding Organic Resource (1) (2) (3) (4) Additional Undeveloped Locations: 20,247 PDP Wells: 2,660 DUC Wells: 508 Permitted Wells: 462 Completed Wells: 197 (3) (4)

| 24NYSE: TPL Gross Royalty Acres Royalty Key Terms Land and Resource Management Net Royalty Acres (Normalized to 1/8) Net Royalty Acres Drilling Spacing Units (“DSUs”) Implied Average Net Revenue Interest per Well Description How’s It Calculated ■ An undivided ownership of the oil, gas, and minerals underneath one acre of land ■ Total Texas Pacific Land Corporation acreage 533,260 ■ Gross Royalty Acres standardized to 12.5% (or 1/8) oil and gas lease royalty ■ Gross Royalty Acres standardized on a 100% (or 8/8) oil and gas lease royalty basis ■ Areas designated in a spacing order or unit designation as a unit and within which operators drill wellbores to develop our oil and natural gas rights ■ Number of 100% oil and gas lease royalty acres per gross DSU acre ■ Gross Royalty Acres * Avg. royalty / (1/8) 189,720 = 533,260 * 4.4% / (1/8) ■ Gross Royalty Acres * Avg. royalty 23,715 = 533,260 * 4.4% ■ Total number of gross DSU acres 1,428,638 ■ Net Royalty Acres / Gross DSU Acres 1.7% = 23,715 / 1,428,638 Source: Company data and Enverus. Note: Other areas include Eastern Shelf, Western Delaware, and Central Basin Platform. (1) Excluding acres which are considered to be outside of Basin. Focus Area(1) Gross Royalty Acres Net Royalty Acres Average Royalty Gross DSU Acres Implied Average Net Revenue Interest per Well Northern Delaware 1 55,364 9,206 5.9% 399,860 2.3% Southeast Delaware 34,285 2,1 26 6.2% 1 01 ,993 2.1 % Southwest Delaware 81 ,795 5,1 1 2 6.2% 1 68,459 3.0% Delaware 271 ,444 16,444 6.1% 670,312 2.4% Midland 150,888 2,640 1 .7% 499,709 0.5% Other 1 1 0,928 4,631 4.2% 258,61 7 1 .8% Total 533,260 23,715 4.4% 1 ,428,638 1 .7%

| 25NYSE: TPL Historical Financial Summary Source: Company data. Note: Numbers may not foot due to immaterial rounding. Year ended December 31, Three months ended, ($ in millions) 2019 2020 3Q20 2Q21 3Q21 Total Acres 901,787 880,523 881,335 880,501 880,501 Revenues: Oil and gas royalties $154.7 $137.9 $31.8 $58.2 $79.1 Water sales 85.0 54.9 12.1 12.5 19.6 Produced water royalties 39.1 50.6 12.2 15.5 15.1 Easements and other surface-related income 76.3 41.4 6.7 9.0 9.8 Land sales 135.0 17.4 11.5 0.7 – Sale of oil and gas royalty interests – – – – – Other operating revenue 0.4 0.3 0.1 0.1 0.1 Total Revenues $490.5 $302.6 $74.4 $95.9 $123.7 Expenses: Salaries and related employee benefits 35.0 32.2 7.7 13.3 8.5 Water service related expenses 20.8 14.2 2.3 3.6 3.6 General and administrative expenses 9.6 9.8 1.9 2.8 2.8 Legal and professional fees 16.4 10.8 2.0 1.1 1.6 Land sales expenses 0.2 4.0 0.1 0.0 – Depreciation, depletion and amortization 8.9 14.4 3.8 3.9 3.9 Total operating expenses $90.9 $85.3 $17.6 $24.7 $20.5 Operating income (loss) $399.6 $217.3 $56.7 $71.3 $103.2 Margin (%) 81.5% 71.8% 76.3% 74.3% 83.5% Other income (expense) 2.7 2.4 1.3 0.4 0.5 Income before income taxes $402.3 $219.7 $58.0 $71.7 $103.8 Income tax expense 83.6 43.6 11.8 14.6 19.9 Net income $318.7 $176.1 $46.3 $57.0 $83.8 Margin (%) 65.0% 58.2% 62.2% 59.5% 67.8% Key balance sheet items: 2019 2020 3Q20 2Q21 3Q21 Cash and cash equivalents $303.6 $281.0 $315.8 $329.1 $372.8 Total debt – – – – – Total capital 512.1 485.2 519.2 547.2 601.0 Total assets 598.2 571.6 601.2 633.8 695.6 Total liabilities 86.0 86.5 82.0 86.7 94.6

| 26NYSE: TPL Non-GAAP Reconciliations Source: Company data. Note: Numbers may not foot due to immaterial rounding. (1) Land swap of ~$22 million in 4Q19, and sale to WPX in 1Q19 of ~$100 million. (2) Sale of nonparticipating perpetual oil and gas royalty interest in approximately 812 net royalty acres (1/8th interest) of ~$19 million (3) Costs related to proxy contest to elect a new Trustee, settlement agreement and corporate reorganization. (4) Excludes land sales deemed significant and sales of oil and gas royalty interests. Land and Resource Management Water Services Operations Total Year ended December 31, Three months ended Nine months ended ($ in millions) 2015 2016 2017 2018 2019 2020 4Q20 1Q21 2Q21 3Q21 September 30, 2021 Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Free Cash Flow Net income $50.0 $42.3 $97.2 $209.7 $318.7 $176.1 $44.8 $50.1 $57.0 $83.8 $150.2 $40.7 $190.9 Adjustments: Income taxes 25.2 20.6 47.8 52.0 83.6 43.6 10.5 12.0 14.6 19.9 35.2 11.3 46.5 Depreciation, depletion and amortization 0.0 0.0 0.4 2.6 8.9 14.4 3.6 3.8 3.9 3.9 1.3 10.3 11.6 EBITDA $75.3 $62.9 $145.4 $264.3 $411.2 $234.1 $59.0 $65.9 $75.5 $107.6 $186.7 $62.3 $249.0 Revenue $78.1 $66.1 $154.6 $300.2 $490.5 $302.6 $74.3 $84.2 $95.9 $123.7 $211.8 $92.0 $303.8 EBITDA Margin 96.4% 95.2% 94.0% 88.0% 83.8% 77.4% 79.3% 78.3% 78.7% 87.0% 88.2% 67.7% 82.0% Adjusted EBITDA: EBITDA $75.3 $62.9 $145.4 $264.3 $411.2 $234.1 $59.0 $65.9 $75.5 $107.6 $186.7 $62.3 $249.0 Other Adjustments: Less: land sales deemed significant(1) (19.8) - - - (122.0) - - - - - - - - Less: sale of oil and gas royalty interests(2) - - - (18.9) - - - - - - - - - Add: proxy contests, settlement, and corporate reorganization costs(3) - - - - 13.0 5.1 2.2 4.0 4.7 - 8.1 0.6 8.7 Adjusted EBITDA $55.5 $62.9 $145.4 $245.4 $302.2 $239.1 $61.2 $69.8 $80.3 $107.6 $194.8 $62.9 $257.7 Adjusted Revenue(4) $58.3 $66.1 $154.6 $281.3 $368.5 $302.6 $74.3 $84.2 $95.9 $123.7 $211.8 $92.0 $303.8 Adjusted EBITDA Margin 95.2% 95.2% 94.0% 87.2% 82.0% 79.0% 82.3% 83.0% 83.7% 87.0% 92.0% 68.4% 84.8% Adjusted EBITDA $55.5 $62.9 $145.4 $245.4 $302.2 $239.1 $61.2 $69.8 $80.3 $107.6 $194.8 $62.9 $257.7 Adjustments: Tax impact of land sales deemed significant 4.3 - - - 21.5 - - - - - - - - Interest - - - - - - - - - - - - - Current income taxes (25.4) (22.0) (46.9) (37.2) (57.5) (46.0) (12.8) (12.1) (14.9) (20.2) (35.6) (11.5) (47.2) Capital expenditures (0.2) (1.0) (18.7) (47.9) (32.7) (5.1) (0.6) (2.7) (2.2) (6.6) (4.5) (7.0) (11.5) Free cash flow $34.1 $39.9 $79.8 $160.3 $233.5 $188.0 $47.7 $55.0 $63.2 $80.9 $154.7 $44.4 $199.1

1700 Pacific Avenue, Suite 2900 Dallas, Texas 75201 Texas Pacific Land Corporation